UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

August 11, 2022

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SALISBURY BANCORP, INC.

(Exact name of registrant as specified in its charter)

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Connecticut (State of other jurisdiction of incorporation)	001-14854 (Commission File Number)	06-1514263 (IRS Employer Identification No.)

5 Bissell Street, Lakeville, Connecticut (Address of principal executive offices)	06039 (Zip Code)
Registrant’s telephone number, including area code: (860) 435-9801
(Former name or former address, if changed since last report) ________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.10 par value per share	SAL	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5.	Corporate Governance and Management

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Split Dollar Life Insurance Agreements. On August 11, 2022, the Bank entered into a Split Dollar Life Insurance Agreement with Stephen Scott (the “Agreement”). The Plan provides the Executive with a death benefit through bank-owned life insurance policies. In the event the Executive dies while employed by the Bank, the split-dollar life insurance agreement entitles the Executive to an amount equal to three (3) times the Executive’s Annual Base Salary, less $50,000, capped at $400,000. In the event the Executive dies following his termination of employment on or after age 65, the death benefit provided under the Plan is an amount equal to a multiple of final base salary, less $50,000, capped at $400,000. The Bank is the sole beneficiary of any death proceeds remaining after the aforementioned death proceeds have been paid to Mr. Scott’s designated beneficiary.

The Agreement will terminate upon the occurrence of any of the following prior to the death of the Mr. Scott: (1) total cessation of the business of the Bank; (2) bankruptcy, receivership or dissolution of the Bank; (3) termination of Mr. Scott’s employment prior to age 65 (whether voluntary or involuntary); or (4) by written notice thereof by the Bank or by Mr. Scott.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement attached hereto as Exhibit 10.1.

Item 9.01.	Financial Statement and Exhibits

(a)       Not Applicable.

(b)       Not Applicable.

(c)       Not Applicable.

(d)       Exhibits.

Exhibit Number	Description
10.1	Salisbury Bank and Trust Company Split Dollar Life Insurance Agreement with Stephen Scott Effective as of August 11, 2022.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Salisbury Bancorp, Inc.

Date: August 11, 2022	By:	/s/ Richard J. Cantele, Jr. Richard J. Cantele, Jr. President and Chief Executive Officer